                                                                   Exhibit 10.19

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                        MANUFACTURING SERVICES AGREEMENT

THIS AGREEMENT (the "Agreement") is effective as of June 17, 2004 (the "Commencement Date"), by and between NETEZZA CORPORATION, a Delaware corporation having a principal place of business at 200 Crossing Boulevard, Framingham, Massachusetts 01702 ("CUSTOMER") and SANMINA-SCI CORPORATION, a Delaware corporation having its principal place of business at 2700 North First Street, San Jose, California 95134 ("SANMINA-SCI").

1.   TERM

     The initial term of this Agreement shall commence on the Commencement Date and shall continue through the first anniversary of the Commencement Date unless sooner terminated by mutual agreement or in accordance with this Agreement. Upon the expiry of the initial term, this Agreement shall continue from year to year until one party terminates the Agreement by giving at least thirty (30) days' prior written notice to the other party. Notwithstanding the foregoing, the term of this Agreement shall automatically extend to include the term of any purchase order ("Order") issued hereunder.

2.   PRICING

     2.1 Pricing. During the term, CUSTOMER shall have the right to purchase from SANMINA-SCI the products specified in Exhibit A hereto, as such Exhibit may be amended from time to time (the "Products") at the prices set forth in Exhibit A (the "Prices"). Prices (a) are in U.S. Dollars, (b) include SANMINA-SCI designed packaging (unless otherwise specified in the bid documents), (c) exclude the items set forth in Section 2.2, and (d) are based on (i) the configuration set forth in the specifications attached hereto as Exhibit C (the "Specifications") and (ii) the projected volumes, minimum run rates and other assumptions set forth in SANMINA-SCI's bid letter (if any) and Exhibit A. The Prices shall remain fixed for the term of the Agreement, subject to SANMINA-SCI's right to revise Prices (with prior written notice of price increases) (y) to account for any material variations on the market prices of components, parts and raw material (collectively "Components"), including any such variations resulting from shortages or (z) the price adjustments set forth in Section 2.3.

     2.2 Exclusions from Price. Prices do not include (a) export licensing of the Product or payment of broker's fees, duties, tariffs or other similar charges; (b) taxes or charges (other than those based on net income of the SANMINA-SCI) imposed by any taxing authority upon the manufacture, sale, shipment, storage, "value add" or use of the Product which SANMINA-SCI is obligated to pay or collect; and (c) setup, tooling, or non-recurring engineering activities (collectively "NRE Charges"). NRE Charges must be authorized by CUSTOMER prior to being incurred. Any charges for these items shall be separately invoiced.

     2.3 Other Price Adjustments:

          (a) CUSTOMER acknowledges that the Prices set forth in Exhibit A are based on the forecasted volumes provided by CUSTOMER to SANMINA-SCI. In the event CUSTOMER fails to purchase Product in sufficient volumes consistent with the quoted prices, SANMINA-SCI reserves the right to billback CUSTOMER for the difference between the prices paid and the prices associated with such lower volumes.

          (b) CUSTOMER acknowledges that the Prices are based on the SANMINA-SCI Specifications and the assumptions set forth in SANMINA-SCI's bid letter and in Exhibit A. In the event SANMINA-SCI experiences an increase in cost as a result of changes in the pricing assumptions or the Specifications, SANMINA-SCI shall be entitled to the Price adjustment set forth in Section 6.1.

     2.4 Product Ordering. Product ordering shall be in accordance with the schedule or method of releases by Orders set forth in Article 4.

3.   PAYMENT TERMS

     Payment terms are [**] percent ([**]%) [**] days, net [**] days after date of invoice, provided that invoice is received by CUSTOMER within [**] business days after date of invoice (a "Timely Invoice"), which date shall be no earlier than the shipment date. Payment shall be made in U.S. Dollars.

4.   PURCHASE ORDERS - FORECAST/RESCHEDULE

     4.1 Purchase Orders.

          (a) CUSTOMER will issue to SANMINA-SCI specific Orders for Product covered by this Agreement. Each Order shall be in the form of a written or electronic communication and shall contain the following information: (i) a description of the Product by model number; (ii) the quantity of the Product;
(iii) the delivery date or shipping schedule; (iv) the location to which the Product is to be shipped; and (v) transportation instructions. Each Order shall provide an order number for billing purposes, and may include other instructions and terms as may be appropriate under the circumstances.

          (b) All Orders shall be confirmed by SANMINA-SCI within five (5) business days of receipt. If SANMINA-SCI does not accept or reject the Order within the five day period, the Order shall be deemed rejected by SANMINA-SCI unless SANMINA-SCI has commenced performance, in which case the Order shall be deemed accepted to the extent of such performance. In the event SANMINA-SCI is unable to meet the delivery schedule set forth in a proposed Order, or finds the schedule to be unacceptable for some other reason, the parties shall negotiate in good faith to resolve the disputed matter(s).

     4.2 Forecast; Minimum Buys; Excess and Obsolete Inventory.

          (a) Initial Forecast. Upon the execution of this Agreement, CUSTOMER shall provide SANMINA-SCI with (i) an initial [**] day firm Order and (ii) a subsequent [**] day flexible forecast, . The Order - and all subsequent Orders - shall be binding and may be rescheduled only in accordance with Section 4.2(d) or cancelled in accordance with Section 4.2(g). SANMINA-SCI shall make purchase commitments for [**] day forecast, with monthly inventory and exposure reporting to customer (including purchase commitments for Long Lead-time Components) to its Component suppliers ("Vendors") based upon the Order and Forecast, and CUSTOMER shall be responsible for all such Components purchased in support of CUSTOMER's then-current Forecast. For all other purposes, however, the Forecast shall be non-binding.

          (b) Subsequent Forecasts. On the first business day of each calendar month after the initial Order and Forecast, the first Forecast month shall automatically become part of the Order, a new Forecast month shall be added, and a new firm Order issued, so that a rolling Order of [**] days is always maintained.

          (c) MRP Process.

               (1) SANMINA-SCI shall take the Order and Forecast and generate a Master Production Schedule ("MPS") for a twelve-month period in accordance with the process described in this Section. The MPS shall define the master plan on which SANMINA-SCI shall base its procurement, internal capacity projections and commitments. SANMINA-SCI shall use CUSTOMER's Order to generate the first [**] months of the MPS and shall use CUSTOMER's Forecast to generate the subsequent [**] days of the MPS.

               (2) SANMINA-SCI shall process the MPS through industry-standard software (the "MRP Software") that will break down CUSTOMER's Product requirements into Component requirements. When no Product testing (in-circuit or functional testing) is required by CUSTOMER, SANMINA-SCI will use commercially reasonable efforts to schedule delivery of all Components to SANMINA-SCI eleven working days before the Products are scheduled to ship to CUSTOMER; in the event Product testing is required, SANMINA-SCI will use commercially reasonable efforts to schedule delivery of all Components to SANMINA-SCI sixteen working days before the Products are scheduled to ship to CUSTOMER.

               (3) SANMINA-SCI will release (launch) purchase orders to Vendors prior to the anticipated date that the Components are needed at SANMINA-SCI. The date on which these orders are launched will depend on the lead time determined between the Vendor and SANMINA-SCI and SANMINA-SCI's manufacturing or materials planning systems.

               (4) A list of all Components with lead times greater than ninety days ("Long Lead-time Components") is set forth in Exhibit B to this Agreement. SANMINA-SCI shall use reasonable efforts to update the list of Long Lead-time Components every quarter and present an updated list of Long Lead-time Components to CUSTOMER at the time SANMINA-SCI presents the CUSTOMER with the E&O List described in section 4.2(e). Each revised Long Lead-time Item list shall be deemed an amendment to Exhibit B. In the event SANMINA-SCI fails to present an updated list of Long Lead-time Components, (i) the parties shall continue to rely on the preceding list (as updated in writing by the parties) and (ii) CUSTOMER will accept responsibility for Long Leadtime Components ordered outside the leadtimes set forth in the list provided that SANMINA-SCI can demonstrate to CUSTOMER'S reasonable satisfaction that such Components were ordered in accordance with the then-current Vendor leadtimes. (CUSTOMER acknowledges that leadtimes constantly change and that SANMINA-SCI might not always be able to present CUSTOMER with a current Long Leadtime Component List).

               (5) CUSTOMER acknowledges that SANMINA-SCI will order Components in quantities sufficient to support up to [**] months of CUSTOMER's Forecast. In determining the quantity of Components to order, SANMINA-SCI divides the Components into three classes, "Class A," "Class B" and "Class C." Class A Components are comprised of the approximately [**] percent ([**]%) of Components constituting approximately [**] percent

([**]%) of the Product's total Component cost. Class C Components are comprised of the approximately [**] percent ([**]%) of Components constituting approximately [**] percent ([**]%) of the Product's total Component cost. Class B Components are comprised of the remaining [**] percent ([**]%) of Components constituting approximately [**] percent ([**]%) of the Product's total Component cost. SANMINA-SCI will place orders with its vendors for approximately [**] worth of Class A Components, [**] worth of Class B Components and [**] worth of Class C Components. A summary of SANMINA-SCI's purchase commitments is set forth in the table below.

                                   Expected Percentage     Periods Worth of
             Expected Percentage   of Total Value (of    Supply to be Bought
Part Class      of Total Parts     Gross Requirements)     with Each Order
----------   -------------------   -------------------   -------------------
A            [**]                  [**]                  [**]
B            [**]                  [**]                  [**]
C            [**]                  [**]                  [**]

               (6) Customer acknowledges that SANMINA-SCI will be required to order Components in accordance with the various minimum buy quantities, tape and reel quantities, and multiples of packaging quantities required by the Vendor. In addition, CUSTOMER acknowledges that there is a lag time between any Customer cancellation and the cancellation of the Components required to support production.

          (d) Reschedule. CUSTOMER may reschedule all or part of a scheduled delivery (per purchase order or forecast) [**] time per quarter (for a maximum of [**] quarters) for a period not to exceed [**] days in accordance with the table below. At the end of this [**][**] day period, CUSTOMER shall either accept delivery of rescheduled finished units and/or pay the SANMINA-SCI's Delivered Component Cost (as defined in Section 4.2(e)) associated with rescheduled units not yet built. As an example, assume that CUSTOMER's purchase order requested delivery of [**] units on [**] units on [**] units on [**] and [**] units on [**]. On [**], the CUSTOMER asks SANMINA-SCI to reschedule all deliveries to the maximum extent permitted under this Agreement. Because the Agreement does not permit reschedules within [**] days of the delivery date, none of the units scheduled for delivery on [**] would be affected. SANMINA-SCI would, however, reschedule the delivery of [**] units scheduled to be delivered on [**] to [**] (within [**] days, CUSTOMER can reschedule [**]% of any scheduled delivery for a maximum of [**] days), reschedule the delivery of [**] units scheduled to be delivered on [**] to [**] (within [**] days, CUSTOMER can reschedule [**]% of any scheduled delivery for a maximum of [**] days), and reschedule the delivery of [**] units scheduled to be delivered on [**] to [**] (after [**] days, CUSTOMER can reschedule [**]% of any scheduled delivery for a maximum of [**] days.

DAYS BEFORE P.O. DELIVERY DATE   PERCENTAGE RESCHEDULE ALLOWANCE
------------------------------   -------------------------------
[**]                             [**]
[**]                             [**]
[**]                             [**]
[**]                             [**]

     SANMINA-SCI shall use reasonable commercial efforts to accommodate, subject to Component and capacity availability, any upside schedule changes beyond the firm order periods, per the following table.

DAYS BEFORE P.O. DELIVERY DATE   PERCENTAGE UPSIDE ALLOWANCE
------------------------------   ---------------------------
[**]                             [**]
[**]                             [**]
[**]                             [**]
[**]                             [**]

          (e) Excess and Obsolete Inventory. Within a reasonable time after the end of each calendar quarter, SANMINA-SCI shall advise CUSTOMER in writing of any excess or obsolete Components in its inventory and the Delivered Cost of such Components (the "E&O List"). For the purpose of this Agreement, "Delivered Cost" shall mean SANMINA-SCI's quoted cost of Components as stated on the bill of materials plus a material mark-up equal to [**]% for "B" and "C" items and [**]% for "A" items. The "A" items are noted in Exhibit E. Within [**] business days of receiving SANMINA-SCI's E&O List, CUSTOMER shall advise SANMINA-SCI of any Component on the E&O List that it believes is not excess or obsolete. Within [**] business days after receiving SANMINA-SCI's E&O List, SANMINA-SCl and CUSTOMER shall finalize the E&O List, and CUSTOMER shall issue to SANMINA-SCI an Order for all Components on the E&O List. CUSTOMER shall pay SANMINA-SCI its Delivered Cost for Components on the E&O List within [**] days of the date of invoice. In the event the parties cannot agree as to the Components on the E&O List, CUSTOMER shall pay SANMINA-SCI for all non-disputed Components in accordance with this Section, and shall pay SANMINA-SCI for all other Components on SANMINA-SCI's E&O List (in the event they remain excess or obsolete) [**] days thereafter. For the purpose of this Section, the phrase "obsolete Component" shall mean any Component which is not currently used to manufacture CUSTOMER's Product (whether as a result of an ECO or otherwise), and the term "excess Component" shall mean any Component which is not required to meet CUSTOMER's Order or CUSTOMER's Forecast to which such Component was initially ordered. CUSTOMER shall not have the right to delay payment for excess Components by increasing or pushing out its Forecast.

          (f) Customer Component Liability. CUSTOMER acknowledges that it shall be financially liable for all Components ordered in accordance with this Article. Specifically, CUSTOMER's Component Liability shall be equal to SANMINA-SCI's Delivered Cost of all Components ordered in support of any Order or Forecast, including any excess Components resulting from any minimum buy quantities, tape and reel quantities, and multiples of packaging quantities required by the Vendor less the actual cost (per the bill of materials) of those Components which are returnable to Vendor (less any cancellation or restocking charges). At CUSTOMER'S request, SANMINA-SCI shall use commercially reasonable efforts to minimize CUSTOMER'S Component Liability by attempting to return Components to the Vendor; provided, however, that SANMINA-SCI shall not be obligated to attempt to return to Vendor Components which are, in the aggregate, worth less than $100.00.

5.   DELIVERY AND ACCEPTANCE

     5.1 Delivery. All Product shipments shall be F.O.B. SANMINA-SCI's facility of manufacture and freight collect, and shall be to destinations in the country of manufacture. Title to and risk of loss or damage to the Product shall pass to CUSTOMER upon SANMINA-SCI's tender of the Product to CUSTOMER's carrier. SANMINA-SCI shall mark, pack, package, crate, transport, ship and store Product to ensure (a) delivery of the Product to its ultimate destination in safe condition, (b) compliance with all requirements of the carrier and destination authorities, and (c) compliance with any special instructions of CUSTOMER. SANMINA-SCI shall use reasonable efforts to deliver the Products on the agreed-upon delivery dates and shall use reasonable efforts to notify CUSTOMER of any anticipated delays.

     5.2 Acceptance. Acceptance of the Product shall occur no later than twenty
(20) days after shipment of Product and shall be based solely on whether the Product passes a mutually agreeable Acceptance Test Procedure or Inspection designed to demonstrate compliance with the Specifications. Product cannot be rejected based on criteria that were unknown to SANMINA-SCI or based on test procedures that SANMINA-SCI does not conduct. Product shall be deemed accepted if not rejected within this twenty-day period. Once a Product is accepted, all Product returns shall be handled in accordance with Article 7 (Warranty). Prior to returning any rejected Product, CUSTOMER shall obtain an Authorized Return Material ("ARM") number from SANMINA-SCI, and shall return such Product in accordance with SANMINA-SCI's instructions; CUSTOMER shall specify the reason for such rejection in all ARM's. In the event a Product is rejected, SANMINA-SCI shall have a reasonable opportunity to cure any defect which led to such rejection.

6.   CHANGES

     6.1 General. CUSTOMER may upon sufficient notice make changes within the general scope of this Agreement. Such changes may include, but are not limited to changes in (1) drawings, plans, designs, procedures, Specifications, test specifications or BOM, (2) methods of packaging and shipment, (3) quantities of Product to be furnished, (4) delivery schedule, or (5) CUSTOMER-Furnished Items. All changes other than changes in quantity of Products to be furnished shall be requested pursuant to an Engineering Change Notice ("ECN") and, if accepted by CUSTOMER, finalized in an Engineering Change Order ("ECO"). If any such change causes either an increase or decrease in SANMINA-SCI's cost or the time required for performance of any part of the work under this Agreement (whether changed or not changed by any ECO) the Prices and/or delivery schedules shall be adjusted in a manner which would adequately compensate the parties for such change.

     6.2 ECN's. Within five (5) business days after an ECN is received, SANMINA-SCI shall advise CUSTOMER in writing (a) of any change in Prices or delivery schedules resulting from the ECN and (b) the Delivered Cost of any Finished Product, Work-in-Process or Component rendered excess or obsolete as a result of the ECN (collectively the "ECN Charge"). Unless otherwise stated, ECN Charges are valid from thirty (30) days from the date of the ECN Charge.

     6.3 ECO's. In the event CUSTOMER desires to proceed with the change after receiving the ECN Charge pursuant to Section 6.2, CUSTOMER shall advise SANMINA-SCI in writing and shall pay the portion of the ECN Charge set forth in
Section 6.2(b) in accordance with Section 3. In the event CUSTOMER does not desire to proceed with the Change after receiving the ECN change, it shall so notify SANMINA-SCI. In the event SANMINA-SCI does not receive written confirmation of CUSTOMER's desire to proceed with the change within thirty days after SANMINA-SCI provides CUSTOMER with the ECN Charge, the ECN shall be deemed cancelled.

7.   WARRANTY

     7.1 SANMINA-SCI Warranty. SANMINA-SCI's warranty period is for [**] from date of manufacture and is limited to correction of defects in SANMINA-SCI workmanship. For the purpose of this Section, "workmanship" shall mean manufacture in accordance with the most current version of IPC-A-600 or IPC-A-610, or the CUSTOMER's workmanship standards set forth in the Specifications. SANMINA-SCI shall, at its option and at its expense, repair, replace or issue a credit for Product found defective during the warranty period. In addition, SANMINA-SCI will pass on to CUSTOMER all manufacturer's Component warranties to the extent that they are transferable, but will not independently warrant any Components.

     7.2 ARM Procedure. SANMINA-SCI shall concur in advance on all Product to be returned for repair or rework. CUSTOMER shall obtain an Authorized Returned Material (ARM) number from SANMINA-SCI prior to return shipment. All returns shall state the specific reason for such return, and will be processed in accordance with SANMINA-SCI's Authorized Returned Material Procedure, a copy of which is available from SANMINA-SCI upon request. SANMINA-SCI shall pay all transportation costs for valid returns of the Products to SANMINA-SCI and for the shipment of the repaired or replacement Products to CUSTOMER, and shall bear all risk of loss or damage to such Products while in transit; CUSTOMER shall pay these charges, plus a handling charge, for invalid or "no defect found" returns. Any repaired or replaced Product shall be warranted as set forth in this Article for a period equal to the greater of (i) [**] the applicable warranty period relating to such Product or (ii) [**] days after it is received by CUSTOMER.

     7.3 Exclusions From Warranty. This warranty does not include Products that have defects or failures resulting from (a) CUSTOMER's design of Products including, but not limited to, design functionality failures, specification inadequacies, failures relating to the functioning of Products in the manner for the intended purpose or in the specific CUSTOMER's environment; (b) accident, disaster, neglect, abuse, misuse, improper handling, testing, storage or installation including improper handling in accordance with static sensitive electronic device handling requirements; (c) alterations, modifications or repairs by CUSTOMER or third parties or (d) defective CUSTOMER-provided test equipment or test software. CUSTOMER bears all design responsibility for the Product.

     7.4 Remedy. THE SOLE REMEDY UNDER THIS WARRANTY SHALL BE THE REPAIR, REPLACEMENT OR CREDIT FOR DEFECTIVE PARTS AS STATED ABOVE. THIS WARRANTY IS IN LIEU OF ANY OTHER WARRANTIES EITHER EXPRESS OR

IMPLIED, INCLUDING MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.   CUSTOMER FURNISHED EQUIPMENT AND COMPONENTS

     8.1 Customer-Furnished Items. CUSTOMER shall provide SANMINA-SCI with the equipment, tooling, Components or documentation set forth in EXHIBIT D (collectively the "Customer-Furnished Items"). The Customer-Furnished Items shall be fit for their intended purposes and shall be delivered to SANMINA-SCI in a timely manner. Documentation (including BOM's, drawings and artwork) shall be current and complete. CUSTOMER shall be responsible for schedule delay, reasonable inventory carrying charges and allocated equipment down time charges associated with the incompleteness, late delivery or non-delivery of the Customer-Furnished Items.

     8.2 Care of Customer-Furnished Items. All Customer-Furnished Items shall remain the property of CUSTOMER. SANMINA-SCI shall clearly identify all Customer-Furnished Items by an appropriate tag and shall utilize such Customer-Furnished Items solely in connection with the manufacture of CUSTOMER's Product. SANMINA-SCI shall not make or allow modifications to be made to the Customer-Furnished Items without CUSTOMER's prior written consent. SANMINA-SCI shall be responsible for reasonable diligence and care in the use and protection of any Customer-Furnished Items and routine maintenance and repairs of any Customer-Furnished Equipment, but shall not be responsible for major repairs or replacements (including service warranties and calibration to the equipment) or repair or replacement of failed Customer-Furnished Item unless such failure was caused by SANMINA-SCI's negligence or willful misconduct. All Customer-Furnished Items shall be returned to CUSTOMER at CUSTOMER's expense upon request.

     8.3 Customer-Furnished Components. Customer-furnished Components shall be handled in accordance with SANMINA-SCI's procedures regarding Customer-Furnished Material, incorporated by reference herein, copies of which are available upon request.

9.   INDEMNIFICATION AND LIMITATION OF LIABILITY

     9.1 SANMINA-SCI's Indemnification. SANMINA-SCI shall indemnify, defend, and hold CUSTOMER and CUSTOMER's affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives (the "Customer-Indemnified Parties") harmless from all demands, claims, actions, causes of action, proceedings, suits, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) of every kind (each a "Claim," and, collectively "Claims") (i) based upon personal injury or death or injury to property to the extent any of the foregoing is proximately caused either by the negligent or willful acts or omissions of SANMINA-SCI or its officers, employees, subcontractors or agents and/or (ii) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, mask work, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with SANMINA-SCI's manufacturing processes.

     9.2 CUSTOMER's Indemnification. CUSTOMER shall indemnify, defend, and hold SANMINA-SCI and SANMINA-SCI's affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives (the "SANMINA-SCI-Indemnified Parties") harmless from all Claims (i) based upon personal injury or death or injury to property to the extent any of the foregoing is proximately caused either by a defective Product, by the negligent or willful acts or omissions of CUSTOMER or its officers, employees, subcontractors or agents and/or (ii) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, mask work, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the Products, except to the extent that such infringement exists as a result of use by CUSTOMER of SANMINA-SCI's manufacturing processes.

     9.3 Procedure. A party entitled to indemnification pursuant to this Article (the "Indemnitee") shall promptly notify the other party (the "Indemnitor") in writing of any Claims covered by this indemnity. Promptly after receipt of such notice, the Indemnitor shall assume the defense of such Claim with counsel reasonably satisfactory to the Indemnitee. If the Indemnitor fails, within a reasonable time after receipt of such notice, to assume the defense with counsel reasonably satisfactory to the Indemnitee or, if in the reasonable judgment of the Indemnitee, a direct or indirect conflict of interest exists between the parties with respect to the Claim, the Indemnitee shall have the right to undertake the defense, compromise and settlement of such Claim for the account and at the expense of the Indemnitor. Notwithstanding the foregoing, if the Indemnitee in its sole judgment so elects, the Indemnitee may also participate in the defense of such action by employing counsel at its expense, without waiving the Indemnitor's obligation to indemnify and defend. The Indemnitor shall not compromise any Claim or consent to the entry of any judgment without an unconditional release of all liability of the Indemnitee to each claimant or plaintiff.

     9.4 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTIAL OR SPECIAL DAMAGES, OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, EVEN IF SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; provided, however, that this Section shall not prevent a party from incurring the liabilities set forth in Section 9 (Indemnification) or 10 (Termination). IN NO EVENT SHALL SANMINA-SCI'S LIABILITY UNDER THIS AGREEMENT (WHETHER ASSERTED AS A TORT CLAIM OR CONTRACT CLAIM) EXCEED THE AMOUNTS PAID TO SANMINA-SCI HEREUNDER. IN NO EVENT WILL SANMINA-SCI BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY CUSTOMER. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

10.  TERMINATION

     10.1 Termination for Cause. Either party may terminate this Agreement or an Order hereunder for default if the other party materially breaches this Agreement; provided, however, no right of default shall accrue until thirty (30) days after the defaulting party is notified in writing of the material breach and has failed to cure or give adequate assurances of performance within the thirty (30) day period after notice of material breach. Notwithstanding the foregoing, there shall be no cure period for payment-related defaults.

     10.2 Termination For Convenience. CUSTOMER may terminate this Agreement hereunder for any reason upon thirty (30) days' prior written notice. In addition, CUSTOMER may terminate an Order hereunder for any reason upon ninety days' (before scheduled shipment) prior written notice. SANMINA-SCI may terminate this Agreement for any reason upon ninety (90) days' notice.

     10.3 Termination by Operation of Law. This Agreement shall immediately terminate should either party (a) become insolvent; (b) enter into or file a petition, arraignment or proceeding seeking on order for relief under the bankruptcy laws of its respective jurisdiction; (c) enter into a receivership of any of its assets or (d) enter into a dissolution or liquidation of its assets or an assignment for the benefit of its creditors.

     10.4 Consequences of Termination.

          (a) Termination for Reasons other than SANMINA-SCI's Breach. In the event this Agreement or an Order hereunder is terminated for any reason other than a breach by SANMINA-SCI (including but not limited to a force majeure or termination for convenience), CUSTOMER shall pay SANMINA-SCI, termination charges equal to (1) the contract price for all finished Product existing at the time of termination; (2) SANMINA-SCI's cost (including labor, Components and a fifteen percent mark-up on Components and labor) for all work in process; and
(3) CUSTOMER'S Component Liability pursuant to Section 4.2(f).

          (b) Termination Resulting From SANMINA-SCI's Breach. In the event CUSTOMER terminates this Agreement or any Order hereunder as a result of a breach by SANMINA-SCI, CUSTOMER shall pay SANMINA-SCI, termination charges equal to (1) the contract price for all finished Product existing at the time of termination; (2) SANMINA-SCI's cost (including labor, Components) for all work in process; and (3) CUSTOMER'S Component Liability pursuant to Section 4.2(f); provided, however, that for the purposes of this subsection only, CUSTOMER's Component Liability shall be calculated using "actual cost" rather than "Delivered Cost."

11.  QUALITY

     11.1 Specifications. Product shall be manufactured by SANMINA-SCI in accordance with the Specifications set forth in Exhibit C, as modified via written ECO's in accordance with this Agreement. Neither party shall make any change to the Specifications, to any Components described therein, or to the Products (including, without limitation, changes in form, fit, function, design, appearance or place of manufacture of the Products or changes which would affect the reliability of any of the Products) unless such change is made in accordance with Section 6.1 and SANMINA-SCI's ECO procedure. Notwithstanding the foregoing, SANMINA-SCI shall be permitted to make changes in its manufacturing process at any time, so long as such changes do not affect the form, fit or function of the Products.

     11.2 Content of Specifications. The Specifications shall include, but shall not be limited to (i) detailed electrical, mechanical, performance and appearance specifications for each model of Product, (ii) the BOM; (iii) tooling specifications, along with a detailed description of the operation thereof, (iv) art work drawings, (v) Component specifications, (vi) supplier cross references.

     11.3 Quality of Components. SANMINA-SCI shall use in its production of Products such Components of a type, quality, and grade specified by CUSTOMER to the extent CUSTOMER chooses to so specify, and shall purchase Components only from Vendors appearing on CUSTOMER's approved vendor list ("AVL"); provided, however, that in the event SANMINA-SCI cannot purchase a Component from a Vendor on CUSTOMER'S AVL for any reason, SANMINA-SCI shall be able to purchase such Component from an alternate Vendor, subject to CUSTOMER's prior written approval, which approval shall not be unreasonably withheld or delayed.

     11.4 Quality Specifications. SANMINA-SCI shall comply with the quality specifications set forth in its Quality Manual, incorporated by reference herein, a copy of which is available from SANMINA-SCI upon request.

     11.5 Inspection of Facility. Upon reasonable advance written notice, CUSTOMER may inspect the Products and Components held by SANMINA-SCI for CUSTOMER at SANMINA-SCI's facilities during SANMINA-SCI's regular business hours, provided that such inspection does not unduly affect SANMINA-SCI's operations. CUSTOMER and its representatives shall observe all security and handling measures of SANMINA-SCI while on SANMINA-SCI's premises. CUSTOMER and its representatives acknowledge that their presence on SANMINA-SCI's property is at their sole risk.

12.  FORCE MAJEURE

     12.1 Force Majeure Event. For purposes of this Agreement, a "Force Majeure Event" shall mean (i) the occurrence of unforeseen circumstances beyond a party's control and without such party's negligence or intentional misconduct, including, but not limited to, any act by any governmental authority, act of war, natural disaster, strike, boycott, embargo, shortage, riot, lockout, labor dispute, civil commotion and (ii) the failure of a Vendor to timely deliver a Component to SANMINA-SCI.

     12.2 Notice of Force Majeure Event. Neither party shall be responsible for any failure to perform due to a Force Majeure Event provided that such party gives notice to the other party of the Force Majeure Event as soon as reasonably practicable, but not later than five (5) days after the date on which such Party knew or should reasonably have known of the commencement of the Force Majeure Event, specifying the nature and particulars thereof and the expected duration thereof; provided, however, that the failure of a party to give notice of a Force Majeure Event shall not prevent such party from relying on this Section except to the extent that the other party has been prejudiced thereby

     12.3 Termination of Force Majeure Event. The party claiming a Force Majeure Event shall use reasonable efforts to mitigate the effect of any such Force Majeure Event and to cooperate to develop and implement a plan of remedial and reasonable alternative measure to remove the Force Majeure Event; provided, however, that neither party shall be required under this provision to settle any strike or other labor dispute on terms it considers to be unfavorable to it. Upon the cessation of the Force Majeure Event, the party affected thereby shall immediately notify the other party of such fact, and use its best efforts to resume normal performance of its obligations under the Agreement as soon as possible.

     12.4 Limitations. Notwithstanding that a Force Majeure Event otherwise exists, the provisions of this Article shall not excuse (i) any obligation of either party, including the obligation to pay money in a timely manner for Product actually delivered or other liabilities actually incurred, that arose before the occurrence of the Force Majeure Event causing the suspension of performance; or (ii) any late delivery of Product, equipment, materials, supplies, tools, or other items caused solely by negligent acts or omissions on the part of such party.

     12.5 Termination for Convenience. In the event a party fails to perform any of its obligations for reasons defined above for a cumulative period of sixty
(60) days or more from the date of such party's notification to the other party then the other party at its option may extend the corresponding delivery period for the length of the delay, or terminate this Agreement effective immediately upon notice to the non-terminating party, subject to any termination liability pursuant to Section 10.4(a) above.

13.  CONFIDENTIALITY AND NON-SOLICITATION OF EMPLOYEES

     13.1 Definitions. For the purpose of this Agreement,

          (a) "Confidential Information" means information (in any form or media) regarding a party's customers, prospective customers (including lists of customers and prospective customers), methods of operation, engineering methods and processes (including any information which may be obtained by a party by reverse engineering, decompiling or examining any software or hardware provided by the other party under this Agreement), programs and databases, patents and designs, billing rates, billing procedures, vendors and suppliers, business methods, finances, management, or any other business information relating to such party (whether constituting a trade secret or proprietary or otherwise) which has value to such party and is treated by such party as being confidential; provided, however, that Confidential Information does not include information that (i) is known to the other party prior to receipt from the disclosing party hereunder, which knowledge shall be evidenced by written records, (ii) is or becomes in the public domain through no breach of this Agreement, or (iii) is received from a third party without breach of any obligation of confidentiality; and provided further, that Confidential Information does not include any information provided by CUSTOMER to SANMINA-SCI regarding the manufacturing process.

          (b) "Person" shall mean and include any individual, partnership, association, corporation, trust, unincorporated organization, limited liability company or any other business entity or enterprise.

          (c) "Representative" shall mean a party's employees, agents, or representatives, including, without limitation, financial advisors, lawyers, accountants, experts, and consultants.

     13.2 Nondisclosure Covenants.

          (a) In connection with this Agreement, each party (the "Disclosing Party") may furnish to the other party (the "Receiving Party") or its Representatives certain Confidential Information. For a period of three (3) years from the date of this Agreement, the Receiving Party (a) shall maintain as confidential all Confidential Information heretofore or hereafter disclosed to it by the Disclosing Party, (b) shall not, directly or indirectly, disclose any such Confidential Information to any Person other than those Representatives of the Receiving Party whose duties justify the need to know such Confidential Information and then only after each Representative has agreed in writing to be bound by this Confidentiality Agreement and clearly understands his or her obligation to protect the confidentiality of such Confidential Information and to restrict the use of such Confidential Information and (c) shall treat such Confidential Information with the same degree of care as it treats its own Confidential Information (but in no case with less than a reasonable degree of care).

          (b) The disclosure of any Confidential Information is solely for the purpose of enabling each party to perform under this Agreement, and the Receiving Party shall not use any Confidential Information disclosed by the Disclosing Party for any other purpose.

          (c) Except as otherwise set forth in this Agreement, all Confidential Information supplied by the Disclosing Party shall remain the property of the Disclosing Party, and will be promptly returned by the Receiving Party upon receipt of written request therefor.

          (d) If the Receiving Party or its Representative is requested or becomes legally compelled to disclose any of the Confidential Information, it will provide the Disclosing Party with prompt written notice and will cooperate with the Disclosing Party to obtain a protective order or other remedy. If a protective order or other remedy is not obtained, then only that part of the Confidential Information that is legally required to be furnished will be furnished, and reasonable efforts will be made to obtain reliable assurances of confidentiality.

     13.3 Non-Solicitation of Employees. During the term of this Agreement and for a period of two (2) years thereafter, neither party shall directly or indirectly solicit, recruit or hire (or attempt to solicit, recruit or hire) any of the other party's employees.

     13.4 Injunctive Relief Authorized. Any material breach of this Section by a party or its Representatives may cause irreparable injury and the non-breaching party may be entitled to equitable relief, including injunctive relief and specific performance, in the event of a breach. The above will not be construed to limit the remedies available to a party. In addition, the prevailing party will be entitled to be reimbursed for all of its reasonable attorneys' fees and expenses at all levels of proceedings and for investigations, from the non-prevailing party.

14.  INSURANCE

     SANMINA-SCI agrees to maintain during the term of this Agreement (a) workers' compensation insurance as prescribed by the law of the state in which SANMINA-SCI's services are performed; (b) employer's liability insurance with limits of at least $500,000 per occurrence; (c) comprehensive automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 for bodily injury and property damage for each occurrence; (d) commercial general liability insurance, including blanket contractual liability and broad form property damage, with limits of at least $5,000,000 combined single limit for personal injury and property damage for each occurrence; and
(e) commercial general liability insurance endorsed to include products liability and completed operations coverage in the amount of $5,000,000 for each occurrence. The minimum amount of insurance required may be satisfied by SANMINA-SCI purchasing primary coverage in the amount specified, or a separate umbrella or excess liability policy together with a lower limit primary underlying policy. The structure of coverage is at SANMINA-SCI's option so long as the total amount of insurance meets these minimum requirements. SANMINA-SCI shall furnish to CUSTOMER certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage and the expiration date of each policy. Each party agrees that it, its insurer(s) and anyone claiming by, through, under or in its behalf shall have no claim, right of action or right of subrogation against the other party and the other party's affiliates, directors, officers, employees and customers based on any loss or liability insured against under the insurance required by this Agreement.

15.  CREDIT LIMIT

     SANMINA-SCI shall provide CUSTOMER with an initial credit limit of $[**], which shall be reviewed (and, if necessary, adjusted) as required. SANMINA-SCI shall have the right to reduce the credit limit upon [**] days' prior written notice to CUSTOMER. In the event CUSTOMER exceeds this credit limit or has any outstanding invoice for more than [**] days, SANMINA-SCI shall have the right to stop shipments of Product to CUSTOMER until CUSTOMER makes a sufficient payment to bring its account within the credit limit provided.

16.  MISCELLANEOUS

     16.1 Integration Clause. This Agreement (including the Exhibits and Schedules to this Agreement) constitutes the entire agreement of the parties, superseding all previous Agreements covering the subject matter. This Agreement shall not be changed or modified except by written Agreement, specifically amending, modifying and changing this Agreement, signed by SANMINA-SCI and an authorized representative of the CUSTOMER.

     16.2 Order of Precedence. All quotations, Orders, acknowledgments and invoices issued pursuant to this Agreement are issued for convenience of the Parties only and shall be subject to the provisions of this Agreement and the Exhibits hereto. When interpreting this Agreement, precedence shall be given to the respective parts in the following descending order: (a) this Agreement; (b) Schedules and Exhibits to this Agreement; and (c) if Orders are used to release product, those portions of the Order that are not pre-printed and which are accepted by SANMINA-SCI. The Parties acknowledge that the preprinted provisions on the reverse side of any such quotation, Order, acknowledgment or invoice shall be deemed deleted and of no effect whatsoever. No modification to this Agreement, the Exhibits or any Order shall be valid without the prior written consent of the Purchase Agreement Coordinators of SANMINA-SCI and CUSTOMER.

     16.3 Assignment. Neither this Agreement nor any rights or obligations hereunder shall be transferred or assigned by either party without the written consent of the other party, which consent shall not be unreasonably withheld or delayed. This Agreement may be assigned by either party to any corporation controlling, controlled by or under common control with its parent corporation or to any successor to substantially all the business of the party.

     16.4 Notices. Wherever one party is required or permitted or required to give written notice to the other under this Agreement, such notice will be given by hand, by certified U.S. mail, return receipt requested, by overnight courier, or by fax and addressed as follows:

If to Buyer:                            with a copy to:

Netezza Corporation                     Netezza Corporation
200 Crossing Boulevard                  200 Crossing Boulevard
Framingham, Massachusetts 01702         Framingham, Massachusetts 01702
Att'n: Jay Ferren                       Att'n: Legal Department
Phone: (508) 665-6800                   Phone: (508) 665-6800
Fax: (508) 665-6809                     Fax: (508) 665-5710

If to Seller:                           with a copy to:

SANMINA-SCI Corporation                 SANMINA-SCI Corporation
2700 N. First Street                    2700 N. First Street
San Jose, California 95134              San Jose, California 95134
Att'n: President                        Att'n: Legal Department
Phone: (408) 964-3600                   Phone: (408) 964-3600
Fax: (408) 964-3636                     Fax: (408) 964-3636

All such notices shall be effective upon receipt. Either party may designate a different notice address from time to time upon giving ten (10) days' prior written notice thereof to the other party.

     16.5 Disputes/Choice of Law. The parties shall attempt to resolve any disputes between them arising out of this Agreement through good faith negotiations. This Agreement shall be construed in accordance with the substantive laws of the State of Delaware (excluding its conflicts of laws principles).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date on page one, by their officers, duly authorized.

SANMINA-SCI CORPORATION                 NETEZZA CORPORATION (CUSTOMER)


By: /s/ [Illegible]                     By: /s/ P.J. Scannell Jr.
    ---------------------------------       ------------------------------------
    Signature                               Signature

[Illegible]                             P.J. Scannell Jr.
Typed Name                              Typed Name

VP-GM                                   CFO
Title                                   Title

6-17-04                                 6/17/04
Date                                    Date

INDEX

1.    TERM
2.    PRICING
3.    PAYMENT TERMS
4.    PURCHASE ORDERS/FORECAST-RESCHEDULE
5.    DELIVERY AND ACCEPTANCE
6.    CHANGES
7.    WARRANTY
8.    CUSTOMER FURNISHED EQUIPMENT AND COMPONENTS
9.    INDEMNIFICATION AND LIMITATION OF LIABILITY
10.   TERMINATION
11.   QUALITY
12.   FORCE MAJEURE
13.   CONFIDENTIALITY AND NON-SOLICITATION OF EMPLOYEES
14.   INSURANCE
15.   CREDIT LIMIT
16.   MISCELLANEOUS

EXHIBITS

A.    PRICES
B.    LONG LEAD-TIME COMPONENTS
C.    SPECIFICATIONS
D.    CUSTOMER FURNISHED EQUIPMENT, COMPONENTS AND DOCUMENTATION

EXHIBIT A
PRICING

PRODUCT                                  QUANTITY              PRICE
-------                                  --------              -----
Netezza Performance Server systems and   To be determined      To be determined based on market
components, built to CUSTOMER's          on an ongoing basis   pricing at the time of each order
specifications

MINIMUM ORDER QUANTITY/MONTH OR RUN RATE:

NON-RECURRING CHARGES:

EXHIBIT B
LONG LEAD-TIME COMPONENTS (LEAD TIME IS IN DAYS)

200308 Chassis component leadtimes
6/2/2004

Item            Description                        Prog      Board                    LT
----            --------------------------------   -------   ----------------------   ---
N20081          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q                 15
N20774          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20939/A4-Q                15
N10910          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20132/7-Q, 20705/3-Q      20
N20087          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20705/3-Q, 20939/A4-Q     20
N20101          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20939/A4-Q                20
N20125          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20132/7-Q, 20939/A4-Q     20
N20128          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 20
N20222/3        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA                             20
N20268          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   202481/4                  20
N20269          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   202481/4                  20
N20271          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   202481/4                  20
N20504          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   202481/4                  20
N20509          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   202481/4                  20
N12100          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     25
N13157          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     25
N20024/3        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20939/A4-Q                25
N20058          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 25
N20607          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20705/3-Q, 20704/3-Q,
                                                             20939/A4-Q                25
N20636          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA                             25
LS07309980      20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q, 20940/A4-Q    30
N12102          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 30
N13123          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 30
N15050          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q                 30
N15110          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                30
N15178          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     30
N20072          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q                 30
N20949/1        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20939/A4-Q                30
THT-49-423-10   20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q, 20132/7-Q,
                                                             20016/4-Q                 30
THT-55-434-1    20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA                             30
N10030          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     35
N13158          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     35
N20025/6        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20939/A4-Q                35
N20026/4        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20939/A4-Q                35
N20027-1/1      20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20939/A4-Q                35
N20035/7        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20705/3-Q                 35
N20062          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q                 35
N20088          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q                 35
N20089          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 35
N20119/3        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20705/3-Q                 35
N20146/5        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA                             35
N20937          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                35
N10028          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N11213          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 40
N11217          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 40
N12054          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N13159          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N13161          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N15030          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 40
N15164          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15165          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15167          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15168          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N15169          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15171          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15172          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15177          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40

200308 Chassis component leadtimes
6/2/2004

Item            Description                        Prog      Board                    LT
----            --------------------------------   -------   ----------------------   ---
N15180          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N15181          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15187          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N15190          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20032          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20061          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20221          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20132/7-Q                 40
N20560          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20578          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20585          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20586          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20587          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20589          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20595          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20596          20001 REV 2 NETEZZA 14-SLOT BACK   NETF77A   20704/3-Q, 20940/A4-Q     40
N20599          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20622          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20623          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20667          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20682          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20689          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20690          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20710          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20712          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20713          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20716          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20717          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20719          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20725          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40

N20726          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20730          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20753          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 40
N20756          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20812          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20813          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                40
N20831          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     40
N20889          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q                 40
N15104          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N15120          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N20064          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20004/2-Q                 45
N20591          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     45
N20605          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N20665          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N20668          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N20666          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N20720          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     45
N20724          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 45
N20755          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N20888          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     45
NETE20005/2.0   20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   200004/2-Q                45
NETE20021/2     20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 45
NETE20703/2     20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 45
NETE20807/1     20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                45
N10026          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     50
N10029          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     50
N10033          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N12025          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N12109          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50

200308 Chassis component leadtimes
6/2/2004

Item            Description                        Prog      Board                    LT
----            --------------------------------   -------   ----------------------   ---
N15189          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20022          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4                   50
N20065          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20203          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4                   50
N20584          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     50
N20611          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20637          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20695          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                50
N20715          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20721          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20729          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20750          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                50
N20811          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                50
N20828/1.089    20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N20901/1.0      20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 50
N10060          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N12065          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N13110          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20063          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20136          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 60
N20218          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20219          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20579          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     60
N20581          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     60
N20583          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20662          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20723          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20733          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     60
N20734          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20735          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 60
N20754          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                60
N20808          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                60
N20810          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                60
N20938          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                60
N20000/14       20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA                             66
N20006-1/9      20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA                             66
N20060/8        20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   N20128                    66
N207471/1.1     20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 66
N20969          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                66
N20975          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 66
N10016          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N11525          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 70
N11526          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 70
N12058          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 70
N12067          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N13102          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N13122          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70
N15113          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70
N15150          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70
N15151          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N15152          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N15153          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N15154          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N15155          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N15157          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N15159          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N15160          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N15161          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70
N15162          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70

200308 Chassis component leadtimes
6/2/2004

Item            Description                        Prog      Board                    LT
----            --------------------------------   -------   ----------------------   ---
N15166          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N15176          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N15183          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70
N15185          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N15191          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N15196          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N20158          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 70
N20165          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20016/4-Q                 70
N20562          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N20588          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N20598          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N20670          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70
N20681          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                70
N20731          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 70
N20736          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     70
N20602          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                75
N10015          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     80
N12016          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     80
N20593          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                80
N20594          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                80
N20663          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                80
N20706          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 80
N20707          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 80
N20708          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 80
N20732          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 80
N13114          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                85
N13113          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     90
N20603          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     90
N20604          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q     90
N20669          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20940/A4-Q                90
N20709          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q                 90
N20592          20004 REV 2 NETEZZA 14-SLOT BACK   NETEZZA   20704/3-Q, 20940/A4-Q    105

EXHIBIT C

NETEZZA PRODUCT REVISIONS
EFFECTIVE 6/2/04

NAME   PART NUMBER   REVISION
----   -----------   --------
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]
[**]       [**]        [**]

ANY OF THE FOLLOWING SPECIFICATIONS, STANDARDS, OR PROCEDURES IS AVAILABLE UPON REQUEST.

BASELINE BILL OF MATERIAL

SPECIFIC QUALITY STANDARDS

STATEMENT OF WORK

ACCEPTANCE/INSPECTION CRITERIA

ASSEMBLY AND TEST DOCUMENTS

PACKAGING SPECIFICATION

WORKMANSHIP STANDARDS

DESCRIPTION OF IN CIRCUIT OR FUNCTIONAL TEST

DRAWINGS / ARTWORK / SCHEMATICS

LABEL PLACEMENT IMAGES

GERBER FILES

ENVIRONMENTAL STRESS SCREENING REQUIREMENTS

PARTS/COMPONENT SPECIFICATIONS

APPROVED OR QUALIFIED VENDOR LIST

DRILL TAPES

ELECTROSTATIC DISCHARGE REQUIREMENTS

EXHIBIT D

CUSTOMER FURNISHED EQUIPMENT/CONSIGNED COMPONENTS

TOOLING:

Control                                             Location   Cal.   Inspection   Inspection   Inspection
 Number   Description   Mfgr   Model #   Serial #    (Dept.)   Rqd.      Date         Cycle      Due Date
-------   -----------   ----   -------   --------   --------   ----   ----------   ----------   ----------
  [**]        [**]      [**]               [**]       [**]     [**]                   [**]
  [**]        [**]      [**]               [**]       [**]     [**]                   [**]
  [**]        [**]      [**]               [**]       [**]     [**]                   [**]
  [**]        [**]      [**]               [**]       [**]     [**]                   [**]
  [**]        [**]      [**]               [**]       [**]     [**]                   [**]
  [**]        [**]      [**]               [**]       [**]     [**]                   [**]

TEST EQUIPMENT

Control                                             Location   Inspection   Inspection   Inspection
 Number   Description   Mfgr   Model #   Serial #    (Dept.)      Date         Cycle      Due Date
-------   -----------   ----   -------   --------   --------   ----------   ----------   ----------
  [**]        [**]      [**]                                                   [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]               [**]       [**]
  [**]        [**]      [**]               [**]       [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]     [**]                 [**]
  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]     [**]                 [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]               [**]       [**]

  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]     [**]                 [**]                     [**]
  [**]        [**]      [**]     [**]                 [**]                     [**]
  [**]        [**]      [**]     [**]                 [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]

  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]     [**]                 [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]

  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]     [**]                 [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]

Control                                             Location   Inspection   Inspection   Inspection
 Number   Description   Mfgr   Model #   Serial #    (Dept.)      Date         Cycle      Due Date
-------   -----------   ----   -------   --------   --------   ----------   ----------   ----------
  [**]        [**]      [**]                          [**]

  [**]        [**]      [**]     [**]                 [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]

  [**]        [**]      [**]     [**]                 [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]

  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]     [**]                 [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]               [**]       [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]               [**]       [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]
  [**]        [**]      [**]                          [**]

  [**]        [**]      [**]     [**]                 [**]

  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]
  [**]        [**]      [**]     [**]      [**]       [**]                     [**]

  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]
  [**]        [**]      [**]                          [**]                     [**]

  [**]        [**]      [**]     [**]                                          [**]
  [**]        [**]                                                             [**]
  [**]        [**]
  [**]        [**]                         [**]
  [**]        [**]
  [**]        [**]
  [**]        [**]      [**]               [**]                                [**]
  [**]        [**]      [**]                                                   [**]
  [**]        [**]      [**]

                                 AMENDMENT NO. 1
                                       TO
                        MANUFACTURING SERVICES AGREEMENT
                                     BETWEEN
                             SANMINA-SCI CORPORATION
                                       AND
                               NETEZZA CORPORATION

     WHEREAS, Sanmina-SCI Corporation and Netezza Corporation (hereinafter, "the Parties") are desirous of amending the terms and conditions of the "Manufacturing Services Agreement", dated June 17, 2004 between Sanmina-SCI Corporation and Netezza Corporation (hereinafter, "the Agreement");and

     WHEREAS, having reached Agreement relative to the terms and conditions of such amendment, the Parties desire to enter into this Amendment No. 1, which shall, upon the date of last execution by the Parties below, become of immediate force and effect, revising the Agreement as specifically noted herein:

     NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. Exhibit "E" - A "new" Exhibit "E", "A" Items Used In NPS 8000 Series Products, attached hereto and incorporated herein by reference, is hereby added to the Manufacturing Services Agreement and incorporated therein by reference.

2. Except as specifically noted hereinabove, all remaining terms and conditions contained in the Agreement between the Parties shall not be affected by the terms and conditions of this Amendment No. 1 and shall remain in full force and effect.

3. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the terms and conditions of the Agreement between the Parties, this Amendment No. 1 shall be deemed controlling with respect to the specific subject matter hereof.

     IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their respective duly authorized representatives as provided herein below.

SANMINA-SCI CORPORATION                 NETEZZA CORPORATION


/s/ [Illegible]                         /s/ P.J. Scannell Jr.
-------------------------------------   ----------------------------------------
Signature                               Signature

[Illegible]                             P.J. Scannell Jr.
Printed Name                            Printed Name

VP-GM                                   SVP + CFO
Title                                   Title

5-11-05                                 5.11.05
Date                                    Date

                                    EXHIBIT E
                   "A" ITEMS USED IN NPS 8000 SERIES PRODUCTS

1.   [**]

2.   [**]

3.   [**]

4.   [**]

5.   [**]

6.   [**]

7.   [**]

8.   [**]

9.   [**]